SCHEDULE 14A
                              (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                             TierOne Corporation
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_____

     (2)  Aggregate number of securities to which transaction applies:_____

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______

     (4)  Proposed maximum aggregate value of transaction:__________

     (5)  Total fee paid:___________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:______________________________________________

     (2)  Form, schedule or registration statement no.:________________________

     (3)  Filing party:________________________________________________________

     (4)  Date filed:__________________________________________________________





                                                     [TierOne Corporation Logo]

                                                     1235 N Street
                                                     Lincoln, Nebraska 68508





                                                                 March 10, 2003


Dear Shareholder:

     You are cordially invited to attend the first annual meeting of shareholders of TierOne Corporation. The meeting will be held in the Regents A Room at the Embassy Suites Hotel located at 1040 P Street, Lincoln, Nebraska, on Wednesday, April 23, 2003 at 10:00 a.m., Central Daylight Time.

     At the annual meeting, you will be asked to elect two (2) directors for a one-year term, two (2) directors for a two-year term and two (2) directors for a three-year term, adopt our 2003 Stock Option Plan, adopt our 2003 Recognition and Retention Plan and Trust Agreement and ratify the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2003. Each of these matters is more fully described in the accompanying materials.

     It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, or you may utilize our toll-free telephone voting option by calling 1-800-PROXIES, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of TierOne Corporation is sincerely appreciated.

                              Very truly yours,

                              /s/ Gilbert G. Lundstrom

                              Gilbert G. Lundstrom
                              Chairman of the Board and Chief Executive Officer








                           TierOne Corporation
                              1235 N Street
                         Lincoln, Nebraska 68508
                              (402) 475-0521
                           ____________________

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held on April 23, 2003
                           ____________________

     NOTICE IS HEREBY GIVEN that the first annual meeting of shareholders of TierOne Corporation will be held in the Regents A Room at the Embassy Suites Hotel located at 1040 P Street, Lincoln, Nebraska, on Wednesday, April 23, 2003 at 10:00 a.m., Central Daylight Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect two (2) directors for a one-year term, two (2) directors for a two-year term and two (2) directors for a three-year term, and in each case until their successors are elected and qualified;

     (2)  To consider and approve the adoption of the 2003 Stock Option
          Plan;

     (3) To consider and approve the adoption of the 2003 Recognition and Retention Plan and Trust Agreement;

     (4) To ratify the appointment by the Audit Committee of the Board of Directors of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003; and

     (5) To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

     Our shareholders of record as of February 24, 2003 are entitled to notice of and to vote at the annual meeting and at any adjournment of the annual meeting. Only those shareholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Eugene B. Witkowicz

                                   Eugene B. Witkowicz
                                   Corporate Secretary

Lincoln, Nebraska
March 10, 2003

___________________________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED OR UTILIZE OUR TOLL-FREE TELEPHONE VOTING OPTION BY CALLING 1-800-PROXIES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY.
___________________________________________________________________________



                           Table of Contents



                                                                            Page
                                                                            ----

Questions and Answers About Voting Procedures for the Annual Meeting. . . .  ii
Annual Meeting of Shareholders. . . . . . . . . . . . . . . . . . . . . . .  1
Voting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Information with Respect to Nominees for Director and Executive Officers. .  2
     Election of Directors. . . . . . . . . . . . . . . . . . . . . . . . .  2
     Director Nominations; Meetings of the Board of Directors of TierOne
       Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Shareholder Nominations. . . . . . . . . . . . . . . . . . . . . . . .  4
     Executive Officers Who Are Not Directors . . . . . . . . . . . . . . .  4
     Committees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     Director Compensation. . . . . . . . . . . . . . . . . . . . . . . . .  5
Management Compensation . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     Summary Compensation Table . . . . . . . . . . . . . . . . . . . . . .  6
     Benefit Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     Transactions with Certain Related Persons. . . . . . . . . . . . . . .  12
Report of the Compensation Committee. . . . . . . . . . . . . . . . . . . .  12
     General Compensation Objectives and Policies . . . . . . . . . . . . .  12
     Chief Executive Officer and Chief Operating Officer Compensation . . .  13
Performance Graph . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Beneficial Ownership of Common Stock by Certain Beneficial Owners and
  Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     Section 16(a) Beneficial Ownership Reporting Compliance. . . . . . . .  16
Proposal to Adopt the 2003 Stock Option Plan. . . . . . . . . . . . . . . .  17
     General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     Description of the Option Plan . . . . . . . . . . . . . . . . . . . .  17
Proposal to Adopt the 2003 Recognition and Retention Plan and Trust
  Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
     General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
     Description of the Recognition Plan. . . . . . . . . . . . . . . . . .  21
Ratification of Appointment of Auditors . . . . . . . . . . . . . . . . . .  23
     Audit Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     Financial Information Systems Design and Implementation. . . . . . . .  24
     All Other Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Report of the Audit Committee . . . . . . . . . . . . . . . . . . . . . . .  24
Stockholder Proposals . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Annual Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Appendix A - Amended & Restated Audit Committee Charter . . . . . . . . . .  A-1
Appendix B - 2003 Stock Option Plan . . . . . . . . . . . . . . . . . . . .  B-1
Appendix C - 2003 Recognition and Retention Plan and Trust Agreement. . . .  C-1



                                    -i-




________________________________________________________________________________

                             QUESTIONS AND ANSWERS
                ABOUT VOTING PROCEDURES FOR THE ANNUAL MEETING
________________________________________________________________________________

Q:  Who is entitled to vote?                  discretion on the election of
                                              directors and ratification of the
A:  Each shareholder of record as             auditors if you do not furnish
    of the close of business on the           instructions.
    record date for the meeting,
    February 24, 2003, is entitled       Q:   Can I attend the meeting and vote
    to vote at the meeting. On the            my shares in person?
    record date, we had 22,575,075
    shares of common stock, issued       A:   Yes.  All shareholders are
    and outstanding.  For each                invited to attend the annual
    issued and outstanding share of           meeting.  Shareholders of record
    common stock you own on the               can vote in person at the annual
    record date, you will be                  meeting.  If your shares are held
    entitled to one vote each matter          in street name, then you are not
    to be voted on at the meeting,            the shareholder of record and you
    in person or by proxy.                    must ask your broker or other
                                              nominee how you can vote at the
Q:  How do I submit my proxy?                 annual meeting.

A:  After you have carefully read        Q:   Can I change my vote?
    this Proxy Statement, indicate on
    your proxy form how you want your    A:   Yes.  If you have not voted
    shares to be voted.  Then sign,           through your broker or other
    date and mail your proxy form in          nominee, there are three ways you
    the enclosed prepaid return               can change your vote after you
    envelope as soon as possible or           have sent in your proxy form.
    utilize our toll-free telephone
    voting option by calling 1-800-           *  First, you may send a
    PROXIES.  This will enable your              written notice to the person
    shares to be represented and                 to whom you submitted your
    voted at the annual meeting.                 proxy stating that you would
                                                 like to revoke your proxy.
Q:  Why is my vote important?

A:  Shareholder involvement is                *  Second, you may complete and
    important to us and we appreciate            submit a new proxy form.
    you taking the time to submit                Any earlier proxies will be
    your vote.  The 2003 Option Plan             revoked automatically.
    and 2003 Recognition Plan needs a
    majority of the outstanding               *  Third, you may attend the
    shares of TierOne Corporation                annual meeting and vote in
    common stock eligible to vote at             person.  Any earlier proxy
    the annual meeting to be adopted.            will be revoked.  However,
    If you do not return your proxy              simply attending the annual
    form or vote in person at the                meeting without voting in
    annual meeting or if you mark                person will not revoke your
    "Abstain," it will have the same             proxy.
    effect as a vote against the 2003
    Option Plan and 2003 Recognition          If you have instructed a broker
    Plan.                                     or other nominee to vote your
                                              shares, you must follow
Q:  If my shares are held in "street          directions you receive from your
    name" by my broker, will my               broker or other nominee to change
    broker automatically vote my              your vote.
    shares for me?
                                         Q:   Whom should I call with questions?
A:  No.  Your broker will not be able
    to vote your shares on the 2003      A:   You should call our proxy
    Option Plan or the 2003                   solicitor, Georgeson Shareholder
    Recognition Plan without                  Communications, Inc., toll-free
    instructions from you.  You               at 1-866-274-2450.
    should instruct your broker to
    vote your shares, following the
    directions your broker provides.
    Your broker may vote in his or her

                                    -ii-



                            TierOne Corporation
                              PROXY STATEMENT

______________________________________________________________________________

                       ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on April 23, 2003
______________________________________________________________________________

     This Proxy Statement is furnished to holders of common stock of TierOne Corporation, the parent holding company of TierOne Bank. On October 1, 2002, we completed the conversion of TierOne Bank from the mutual to stock form of organization. Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held in the Regents A Room at the Embassy Suites Hotel located at 1040 P Street, Lincoln, Nebraska, on Wednesday, April 23, 2003, at 10:00 a.m., Central Daylight Time, and at any adjournment of the annual meeting for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about March 10, 2003.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for adoption of the 2003 Option Plan, for adoption of the 2003 Recognition Plan, for ratification of the appointment of KPMG LLP as our independent auditors for fiscal 2003, and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (a) filing with the Secretary of TierOne Corporation written notice thereof (Mr. Eugene
B. Witkowicz, Corporate Secretary, TierOne Corporation, 1235 N Street, Lincoln, Nebraska 68508); (b) submitting a duly-executed proxy bearing a later date; or (c) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

______________________________________________________________________________

                                  VOTING
______________________________________________________________________________

     Only our shareholders of record at the close of business on the voting record date, February 24, 2003, are entitled to notice of and to vote at the annual meeting. On the voting record date, there were 22,575,075 shares of common stock issued and outstanding and we had no other class of equity securities outstanding. Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the meeting.
Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares entitled to vote represented in person or by proxy) present. The six persons who have been nominated to our Board of Directors will be elected directors if a quorum is present. The affirmative vote of a majority of the total votes cast at the annual meeting is required for approval of the proposal to ratify the appointment of the independent auditors. The affirmative vote of a majority of the total votes eligible to be cast at the annual meeting is required for approval of the proposals to adopt the 2003 Option Plan and the 2003 Recognition Plan. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. Under rules of the New York Stock Exchange, the proposals to elect directors and ratify to the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors. The proposals to approve the 2003 Option Plan and approve the 2003 Recognition Plan are considered "non-discretionary" items upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there may be "broker non-votes" at the meeting. Because of the required vote, abstentions and broker non-votes will have the same effect as a vote against the proposal to approve both the 2003 Option Plan and the 2003 Recognition Plan.

______________________________________________________________________________

              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                           AND EXECUTIVE OFFICERS
______________________________________________________________________________


Election of Directors

     Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.

     At this first annual meeting, you will be asked to elect the first class of directors, consisting of two directors, for a one-year term expiring in 2004, the second class of directors, consisting of two directors, for a two-year term expiring in 2005 and the third class of directors, consisting of two directors, for a three-year term expiring in 2006 and in each case until their respective successors are elected and qualified. At each subsequent annual meeting of shareholders, one class of directors is to be elected for a term of three years. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. Shareholders of the Company are not permitted to use cumulative voting for the election of directors.
Each nominee currently serves as a director of us and of TierOne Bank.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director, all of whom also serve as directors of TierOne Bank (formerly known as First Federal Lincoln Bank). Each of the directors also has served as one of our initial directors since April 2002 when TierOne Corporation was formed. Ages are reflected as of February 24, 2003.



================================================================================

           NOMINEES FOR DIRECTOR FOR ONE-YEAR TERM EXPIRING IN 2004

                                       Position with TierOne
                                     Corporation and Principal       Director of
                                         Occupation During             TierOne
        Name             Age            the Past Five Years           Bank Since
---------------------  --------  -----------------------------------  ----------

LaVern F. Roschewski     72        Director. Vice Chairman of the        1982
                                   Board of TierOne Bank since 1999
                                   and prior thereto, Chairman of
                                   the Board from 1996 to 1999.

Ann Lindley Spence       68        Director. Retired; previously,        1989
                                   President of Spence Title
                                   Services, Inc., a title insurance
                                   company located in Omaha,
                                   Nebraska.

================================================================================

================================================================================

           NOMINEES FOR DIRECTOR FOR TWO-YEAR TERM EXPIRING IN 2005

                                       Position with TierOne
                                     Corporation and Principal       Director of
                                         Occupation During             TierOne
        Name                Age         the Past Five Years           Bank Since
---------------------  ---------  ------------------------------------  --------

James A. Laphen               54   Director. President and Chief         2001
                                   Operating Officer of TierOne
                                   Corporation since April 2002 and
                                   TierOne Bank since October 2001.
                                   Previously, he served as Senior
                                   Executive Vice President and Chief
                                   Operating Officer since joining
                                   TierOne Bank in September 2000.
                                   Prior thereto he served as
                                   President and Chief Operating
                                   Officer of Commercial Federal
                                   Bank, Omaha, Nebraska from 1994 to
                                   July 2000.


Campbell R. McConnell, Ph.D.  74   Director. Retired; currently          1974
                                   Professor Emeritus of the
                                   Economics Department of the
                                   University of Nebraska-Lincoln.

================================================================================



================================================================================

         NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2006

                                       Position with TierOne
                                     Corporation and Principal       Director of
                                         Occupation During             TierOne
        Name               Age          the Past Five Years           Bank Since
-------------------------  ----  ------------------------------------  ---------

Gilbert G. Lundstrom, Esq.  64    Chairman of the Board and Chief        1994
                                  Executive Officer of TierOne
                                  Corporation since April 2002 and
                                  TierOne Bank since October 2001.
                                  Previously, Chairman of the Board,
                                  President and Chief Executive
                                  Officer from September 1999.  From
                                  1996 to 1999, he served as
                                  director, President and Chief
                                  Executive Officer.  He joined
                                  TierOne Bank in 1994. He was a
                                  director of the Federal Home Loan
                                  Bank of Topeka and serves on the
                                  Board of Directors of Sahara
                                  Enterprises, Inc., Chicago,
                                  Illinois.  Prior to 1994, he was
                                  the managing partner of Woods &
                                  Aitken Law Firm, Lincoln,
                                  Nebraska, where he practiced law
                                  for 25 years.  Woods & Aitken
                                  serves as general counsel to
                                  TierOne Bank.

Joyce Person Pocras         60    Director.  CPA (inactive),             1994
                                  independent investor, retired in
                                  1993 as the internal auditor of
                                  First Federal Lincoln Bank.

================================================================================

           The Board of Directors recommends that you vote FOR election of the nominees for director.

Director Nominations; Meetings of the Board of Directors of TierOne Corporation

     Nominations for director of TierOne Corporation are made by the entire Board of Directors. During the fiscal year ended December 31, 2002, the Board of Directors of TierOne Corporation met 11 times. The Board of Directors of TierOne Bank, whose members are also members of our Board, met 15 times in 2002. No director of TierOne Corporation attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he/she has been a director and the total number of meetings held by all committees of the Board on which he/she served during the periods that he/she served.

Shareholder Nominations

     Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. Since this is our first annual meeting following the conversion, such notice must have been delivered to us by November 15, 2002. We did not receive any shareholder nominations.

Executive Officers Who Are Not Directors

     Set forth below is the information with respect to the principal occupations during the last five years for the six executive officers of TierOne Bank who do not serve as directors. Mr. Witkowicz also serves as an officer of TierOne Corporation. Ages are reflected as of February 24, 2003.


        Name            Age      Principal Occupation During the Past Five years
--------------------  -------  -------------------------------------------------

Eugene B. Witkowicz     55       Executive Vice President, Chief Financial
                                 Officer and Corporate Secretary of TierOne
                                 Corporation.  Executive Vice President,
                                 Corporate Secretary, Treasurer and Director of
                                 Finance of TierOne Bank.  Previously, Executive
                                 Vice President, Treasurer and Chief Financial
                                 Officer since 1992.  Mr. Witkowicz joined
                                 TierOne Bank in 1972.

Gale R. Furnas          49       Executive Vice President and Director of
                                 Lending of TierOne Bank since 1998. Previously,
                                 Senior Vice President/Loan Sales Manager and
                                 Assistant Director of Lending since 1996.  Mr.
                                 Furnas joined TierOne Bank in 1976.

Roger R. Ludemann       54       Executive Vice President and Director of Retail
                                 Banking since 1997.  Previously, Executive Vice
                                 President and Director of Consumer Services since September 1997. Mr. Ludemann joined
                                 TierOne Bank in 1995.

Larry L. Pfeil          60       Executive Vice President and Director of
                                 Administration of TierOne Bank since 2000.
                                 Previously, Executive Vice President and
                                 Director of Financial Services of TierOne Bank since 1982. Mr. Pfeil joined TierOne Bank in
                                 1971.

        Name            Age      Principal Occupation During the Past Five years
--------------------  -------  -------------------------------------------------

James R. McLaughlin     48       Senior Vice President and Controller of TierOne
                                 Bank since February 2000; and prior thereto, Controller. Mr. McLaughlin joined TierOne
                                 Bank in 1984.

Edward J. Swotek        41       Senior Vice President and Strategic Planning
                                 Officer of TierOne Bank since February 2000;
                                 prior thereto, First Vice President and
                                 Strategic Planning and Special Projects
                                 Manager.  Mr. Swotek joined TierOne Bank in
                                 1987.


Committees

     The Board of Directors of TierOne Corporation has established an Audit Committee. Members of the Board also serve on committees of TierOne Bank, including the Audit Committee and Compensation Committee. TierOne Corporation has not paid separate compensation to its executive officers or directors.

     Audit Committee. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors TierOne Corporation's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three directors who are independent directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards as currently in effect. The current members of the Audit Committee are Directors McConnell, Spence and Pocras. The Audit Committee of TierOne Corporation met once in 2002 and the Audit Committee of the Bank met five times in 2002. The Audit Committee of TierOne Corporation has adopted a charter which is attached hereto as Appendix A.

     Compensation Committee. It is the responsibility of the Compensation Committee of the Board of Directors of TierOne Bank to institute a program which effectively provides incentive for executive management to lead TierOne Bank to its full potential. The current members of the committee are Directors Pocras, McConnell and Spence. No member of the Compensation Committee is a current officer or employee of TierOne Corporation, TierOne Bank or any subsidiary of us. The report of the Compensation Committee of TierOne Bank with respect to compensation and benefits for the Chief Executive Officer and all other executive officers is set forth below. The Compensation Committee met three times in fiscal 2002.

Director Compensation

     Our directors currently receive a fee of $2,500 for each regularly scheduled monthly and special board meeting, regardless of attendance. In addition, Mr. Roschewski receives an additional $2,500 for each regularly scheduled monthly and special board meeting for service as the Vice Chairman of the Board. Members of the Audit and Compensation Committees receive a fee of one-half the regular board meeting fee. Directors also currently receive life, health and dental insurance benefits through TierOne Bank. Directors currently do not receive additional fees for service as directors of TierOne Corporation.

     We maintain a deferred compensation program for our directors. Under the deferred compensation program, each director may defer, until retirement, any portion of his or her annual remuneration for serving as a director. Each director has the right, under the program, to direct the investment of his or her deferred fees. A director may change his or her investment direction quarterly. Payments commence under the program upon the earlier of death, termination from service, disability, or a change in control of TierOne Bank. Each director may elect, at the time he or she makes the deferral election, to receive benefits in the form of a single lump sum payment, a life annuity, a joint and survivor annuity, or monthly installments (over a period from 2 to 240 months). In the absence of any election, the benefits will be paid over a 240 month period. Our obligation to make or continue to make any payments to a participant in the program terminates if, after the commencement of benefits, the participant directly acts as an officer, director, employee or agent of or performs consulting services for any firm, person, corporation or entity which (a) directly competes with our primary business as then conducted by us and (b) has an office within the boundaries of or within 50 miles from the boundaries of any city in which we have an office. In addition, under the terms of TierOne Bank's Consultation Plan for Directors, any retiring director with 10 or more years of service who agrees to provide consulting or advisory services to the Board of Directors will be entitled to receive an annual benefit equal to the average of the annual monthly board fees and yearly retainer, if any, paid to such retiring director for the last three years of service prior to his or her retirement reduced by twenty percent for each subsequent year in which the director provides consulting or advisory services to our Board of Directors. The maximum duration for which benefits can be received is five years. An additional benefit in the same amount as paid to retired directors participating in the plan will be paid to any participant in the plan who served as chairman of the board for at least three years. No persons are currently receiving any benefits under this plan.

_______________________________________________________________________________

                         MANAGEMENT COMPENSATION
_______________________________________________________________________________

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by TierOne Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the years ended December 31, 2002 and 2001, to the Chairman of the Board and Chief Executive Officer and the next four highest paid officers of TierOne Bank whose salary plus bonus exceeded $100,000 in 2002.



===============================================================================================================
                                                                    Annual Compensation(1)
                                                               --------------------------------
                                                                                                   All Other
           Name and Principal Position                Year         Salary(2)       Bonus(3)     Compensation(4)
---------------------------------------------------------------------------------------------------------------
Gilbert G. Lundstrom, Chairman of the Board           2002         $528,284        $368,641         $16,840
  and Chief Executive Officer                         2001          506,050         330,659          20,077

James A. Laphen, President and Chief                  2002          335,194         202,501           8,478
  Operating Officer                                   2001          275,000         134,400           8,160

Eugene B. Witkowicz, Executive Vice President,        2002          152,247          72,108           7,596
  Chief Financial Officer, Corporate                  2001          142,585          59,220           7,132
  Secretary/Treasurer and Director of Finance

Gale R. Furnas, Executive Vice President and          2002          157,993          77,542           7,872
  Director of Lending                                 2001          143,554          59,850           7,179

Larry L. Pfeil, Executive Vice President and          2002          142,581          50,406           7,132
  Director of Administration                          2001          136,870          41,142           6,858

===============================================================================================================

___________________

(1) We provide various miscellaneous benefits to the named executive officers. The costs of providing such benefits to the named executive officers did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each of such individuals.

(2) Includes with respect to Messrs. Lundstrom and Laphen director's fees totaling $37,500 each in 2002 and $35,000 each in 2001.

(3) Represents bonuses earned under the Management Incentive Compensation Plan which were paid in the following year.

                                      (footnotes continued on following page)

____________________
(4) Under TierOne Bank's 401(k) profit sharing plan for fiscal 2002, $8,478, 8,478, $7,596, $7,872 and $7,132 was allocated to the accounts of Messrs. Lundstrom, Laphen, Witkowicz, Furnas and Pfeil, respectively.
     In addition, includes with respect to Mr. Lundstrom, the present value of the premiums paid for split dollar life insurance purchased by TierOne Bank. Under the terms of the policies, Mr. Lundstrom is entitled to receive the difference between the cash surrender value of the policy and the aggregate amount of premiums paid by TierOne Bank.

     Employment Agreements. TierOne Bank entered into an employment agreement with Mr. Lundstrom effective January 1, 1994, as amended, which provides for a three-year term which is extended on an annual basis, unless either the Board or Mr. Lundstrom gives written notice of non-renewal. The term of Mr. Lundstrom's contract will expire in December 2005 unless extended. Mr. Lundstrom's employment agreement provides for an annual base salary review by the Board of Directors. Mr. Lundstrom's base salary for 2003 is $491,521. In addition to the base salary, Mr. Lundstrom's employment agreement provides for, among other things, participation in retirement and executive benefit plans, and other fringe benefits applicable to executive personnel. Our Board of Directors may terminate Mr. Lundstrom's employment agreement at any time, but any termination, other than termination for "cause" (as defined in the agreement) will not prejudice Mr. Lundstrom's right to compensation or other benefits under his agreement. In the event of termination for cause, Mr. Lundstrom has no right to receive compensation or other benefits, for any period after termination for cause with the exception of vested benefits under TierOne Bank's benefit plans or policies and incentive plans for the benefit of the executive. In the event TierOne Bank chooses to terminate Mr. Lundstrom's employment for reasons other than for cause, or in the event Mr. Lundstrom resigns for "good reason" (as defined in the agreement), Mr. Lundstrom or, in the event of his death, his beneficiary or estate, would be entitled to receive (i) an amount equal to the remaining base salary payments and bonus due under the agreement in addition to all life, health and disability benefits provided under the agreement for the remaining term of employment; (ii) a lump sum cash payment equal to Mr. Lundstrom's "base amount" of compensation, as defined under Section 280G(b)(3) of the Internal Revenue Code, times the number of years or fractional portion thereof remaining in the term of the agreement as of the termination date; and (iii) ownership of any split dollar life insurance policy on Mr. Lundstrom's life; provided that such payments and benefits do not constitute a parachute payment under Section 280G of the Internal Revenue Code.

     TierOne Bank entered into an employment agreement with Mr. Laphen effective September 25, 2000. The employment agreement provides for a three year term which is extended on an annual basis, unless either the Board or Mr. Laphen gives written notice of termination. The term of Mr. Laphen's contract will expire in September 2005 unless extended. Mr. Laphen's employment agreement provides for an annual base salary review by the Board of Directors. Mr. Laphen's base salary for 2003 is $315,001. In addition to the base salary, Mr. Laphen's employment agreement provides for, among other things, participation in retirement and executive benefit plans, and other fringe benefits applicable to executive personnel. TierOne Bank's Board of Directors or Mr. Laphen may terminate Mr. Laphen's employment agreement at any time, upon the occurrence of an "event of termination" (as defined in the agreement). In the event of termination for cause, Mr. Laphen has no right to receive compensation or other benefits for any period after termination for cause. In the event of termination due to death or disability, Mr. Laphen, or his beneficiary or estate, would be entitled to receive a payment equal to twelve months "base salary" (as defined). In the event Mr. Laphen's employment is terminated for reasons other than for cause, death, disability or retirement, Mr. Laphen or, in the event of his subsequent death, his beneficiary or estate, would be entitled to receive an amount equal to thirty-six months "base salary" (as defined); provided that the payments do not exceed three times his average annual compensation for the preceding five years he was employed by TierOne Bank or such lesser period in the event he was employed less than five years at the time of termination.

     In connection with the conversion, TierOne Corporation entered into employment agreements with Messrs. Lundstrom and Laphen. Mr. Lundstrom's employment agreement has a term of three years, beginning on the date the conversion was completed, October 1, 2002. The term will be extended daily thereafter unless either we or Mr. Lundstrom give notice that the daily extensions will cease. Extension of the term also will cease automatically if Mr. Lundstrom's employment is terminated for any reason. Mr. Lundstrom's employment agreement provides that he will serve as the Chairman of the Board and Chief Executive Officer of TierOne Corporation during the term of his employment agreement. As Chairman of the Board and Chief Executive Officer, he has the authority and responsibilities prescribed by our Bylaws and that are customary for such positions.

     Under the terms of the employment agreement, Mr. Lundstrom's annual salary is reviewed by the Board of Directors. Mr. Lundstrom's salary for 2003 is $491,521. Mr. Lundstrom is entitled to participate in our benefit plans and programs and receive an automobile allowance. However, under the terms of the employment agreement with TierOne Corporation, to the extent that any of the payments and benefits provided by the agreement are paid to or received by Mr. Lundstrom under his employment agreement with TierOne Bank, such payments and benefits provided by TierOne Bank are subtracted from any amounts due him under similar provisions of the employment agreement with TierOne Corporation.

     In the event that, during the term of his employment agreement, Mr. Lundstrom's employment is terminated by us without cause or for other than death or disability, or if Mr. Lundstrom resigns for any of the reasons specified below, he will be entitled to receive as liquidated damages continued group life, health and disability benefits and a cash lump sum payment to compensate him for the loss of salary (on a present value basis), cash bonus and incentive compensation and qualified and non-qualified retirement plan benefits (on a present value basis) for the period of the remaining term of his employment agreement, but not more than three years. To the extent that Mr. Lundstrom earns salary, cash bonus or incentive compensation, fees or comparable fringe benefits from another employer during this period, the liquidated damages for loss of this type of compensation will be subject to repayment by Mr. Lundstrom. In addition, if Mr. Lundstrom surrenders his then outstanding options and shares of restricted stock within 30 days of the termination of his employment, we will pay him the value of his outstanding options and his shares of restricted stock.

     The reasons specified in Mr. Lundstrom's employment agreement that would justify his resigning and receiving the liquidated damages described above are a material breach of the agreement by us (including a reduction in his salary or a material reduction in his fringe benefits), a failure to elect him to the positions in which he has a right to serve under his employment agreement, a failure to vest in him the authority and responsibilities associated with those positions, a failure to nominate or elect him as a director of TierOne Corporation or TierOne Bank, a change in his principal place of employment to a location more than 25 miles from our corporate headquarters in Lincoln, Nebraska, or the liquidation, dissolution, bankruptcy or insolvency of TierOne Corporation or TierOne Bank, a termination by him of his employment with TierOne Bank for good reason or a termination of his employment by TierOne Bank for other than cause, regulatory action, death or disability.

     If a change in control of us occurs prior to the end of the term of his employment agreement, Mr. Lundstrom will be entitled to receive, in addition to any liquidated damages if his employment is terminated, a lump sum payment equal to the greater of (i) the salary and cash bonus or incentive compensation he would have received if his employment had continued until the expiration of the term of his employment agreement or (ii) three times his average annual gross income from us or our subsidiaries during the past five full calendar years before the change in control. In the event that due to a change in control, any amount paid or payable to Mr. Lundstrom is subject to the 20% excise tax under Section 4999 of the Internal Revenue Code, then he will be entitled to an additional payment such that on an after-tax basis, he is indemnified for the excise tax.

     Mr. Lundstrom's employment agreement contains a covenant not to compete, under which he agrees that if his employment terminates before the expiration of the term of his employment agreement, he will not compete with us in any county in which we maintain an office until the expiration of the earlier of two years from the date on which his employment terminates or the date on which the term of his employment agreement would otherwise expire. In addition, for two years after his employment terminates, he agrees to not solicit our customers or solicit our employees to accept other employment in the counties where we maintain offices.

     In connection with the conversion, TierOne Corporation also entered into a three year employment agreement with Mr. Laphen as President and Chief Operating Officer at a base salary for 2003 of $315,001. The provisions of Mr. Laphen's contract, including the non-duplication provisions, are substantially identical to Mr. Lundstrom's except that in the event of a change of control of us which occurs prior to the expiration of the term of his employment agreement, he will be entitled to receive the greater of the amount of liquidated damages provided by the employment agreement or the amount due as a result of a change in control. Mr. Laphen will not receive both liquidated damages and change in control benefits.

     In the event of a change in control of TierOne Corporation, as defined, the total payment that would be due under the employment agreements of Messrs. Lundstrom and Laphen, based solely on the current annual compensation paid to such officers, assuming that they do not meet the requirements to receive liquidated damages, and excluding any tax indemnification payments or benefits under any employee benefit plan which may be payable, would be approximately $4.4 million. Such payments, as well as those under the change in control agreements and the employee severance plan, may tend to discourage takeover attempts by increasing the costs to be incurred in the event of a takeover.

     Change in Control Agreements. In connection with the conversion, we entered into three-year change in control agreements with Messrs. Furnas, Ludemann, Pfeil and Witkowicz and two-year change in control agreements with Messrs. James R. McLaughlin, Edward J. Swotek and Delmar E. Williams and Mesdames Paula J. Luther and Patricia A. Young, none of whom are covered by an employment agreement. The terms of the change in control agreements will be renewed on an annual basis unless written notice of non-renewal is given by our Board of Directors. The change in control agreements provide that in the event of a change in control of us, as defined, the officer, upon his voluntary (for good reason as defined in the change in control agreement) or involuntary termination, would be entitled to receive a severance payment equal to either three times or two times (depending on whether the officer has a three year or a two year change in control agreement) the officer's highest level of aggregate base salary and cash incentive compensation paid to him or her during the calendar year in which the termination occurs (determined on an annualized basis) or either of the two calendar years immediately preceding the calendar year in which the termination occurs. We also maintain and provide, at no cost to the officer, for his or her continued participation in all group insurance, life insurance, health and accident insurance, disability insurance and other employee benefit plans and arrangements (excluding the employee stock ownership plan and any other stock benefit plans as well as any cash incentive compensation) for the period ending the earlier of the expiration of the remaining term of the change in control agreement or the date of the officer's full-time employment with another party pursuant to which he or she receives substantially similar benefits.

     In the event payments and benefits under the change in control agreements, together with other payments and benefits the officers may receive, would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, such payments would be reduced to an amount necessary to avoid such payments constituting parachute payment. In the event of a change in control of us, as defined, the total payments that would be due under the change in control agreements, based solely on the current annual compensation paid to the officers covered by the change in control agreements and excluding any benefits under any employee benefit plan which may be payable, would be approximately $3.9 million, subject to reduction to the extent necessary to avoid such payments being deemed parachute payments.

Benefit Plans

     Retirement Plan. We maintain the TierOne Retirement Plan, a defined benefit plan intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code. Employees, other than employees paid solely on a retainer or fee basis, became eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service. Effective December 31, 2002, there was a plan curtailment resulting in a freeze of future accrual of benefits under the plan.

     The retirement plan provided for a monthly benefit upon a participant's retirement at the age of 65, or if later, the fifth anniversary of the participant's initial participation in the retirement plan (i.e., the participant's "normal retirement date"). A participant may also receive a benefit on his early retirement date, which is the date on which he attains age 60 and completes ten years of vesting service. Benefits received prior to a participant's normal retirement date are reduced by certain factors set forth in the retirement plan. All participants are now fully vested in their benefits under the retirement plan upon termination.

     The following table sets forth the estimated annual benefits payable upon normal retirement at age 65 at various levels of compensation and years of service.


                           Years of Benefit Service
--------------------------------------------------------------------------------

Final Average
  Earnings            15           20           25           30           35
-------------     ----------   ----------   ----------   ----------   ----------

  $50,000            $7,500      $10,000      $13,000      $18,000      $23,000
   75,000            11,250       15,000       19,500       27,000       34,500
  100,000            15,000       20,000       26,000       36,000       46,000
  125,000            18,750       25,000       32,500       45,000       57,500
  150,000            22,500       30,000       39,000       54,000       69,000
  175,000            25,500       34,000       44,200       61,200       78,200
  200,000(1)         25,500       34,000       44,200       61,200       78,200

____________________
(1) The maximum amount of annual compensation which the retirement plan can consider in computing benefits is $200,000 for plan years beginning on or after January 1, 2002 pursuant to Section
     401(a)(17) of the Internal Revenue Code.

     The approximate full years of credited service, as of December 31, 2002, for the named executive officers is listed below. Due to the curtailment of the retirement plan, the named executive officers will not accrue additional years of service after 2002.


          Name                         Years of Service
          -------------------------    ----------------
          Gilbert G. Lundstrom                 8
          James A. Laphen                      1
          Eugene B. Witkowicz                 27
          Gale R. Furnas                      22
          Larry L. Pfeil                      28


     Management Incentive Compensation Plan. We maintain the TierOne Bank Management Incentive Compensation Plan. The plan is administered by a committee currently consisting of four executive officers (including two who serve as directors) appointed by the Board. The Management Incentive Compensation Plan is designed to give officers and key employees an incentive for effectively operating TierOne Bank and to further its earning power by providing cash payments, equal to a certain percentage of their base salaries, based on individual and organization performance. The Board of Directors establishes incentive compensation for any member of the committee who participates in the plan. Eligibility in the Management Incentive Compensation Plan is limited to individuals that the committee believes have a significant opportunity to improve our profits and growth. Individuals participating in this plan cannot participate in any other annual incentive plan of TierOne Bank. For 2003, six performance criteria are being used: profitability and earnings per share of TierOne Corporation, the Bank's return on average assets, net interest margin, non-performing assets to tangible capital ratio and efficiency ratio. Other than the profitability and earnings per share criteria, each of the other criteria are measured against a peer group set forth in the plan currently consisting of 12 similarly-sized financial institutions. The criteria are reviewed by the committee annually and may be revised by the Board upon the recommendation of the committee. The level of payment under the terms of the plan is expressed in terms of a range from minimum to maximum depending upon performance. The amount of a participant's award is a function of the performance of TierOne

Bank compared to the organizational criteria as well as the participant's performance compared to a series of individual goals. No awards (except a discretionary award) may be made if TierOne Bank does not achieve the minimum profitability criterion. In the event TierOne Bank does not satisfy the organizational criteria, the Board of Directors may authorize a discretionary bonus to an individual in the plan. However, the discretionary award may not exceed the midpoint (target) level of payment from the plan.

     Supplemental Executive Retirement Plans. We currently maintain a supplemental executive retirement plan for Mr. Lundstrom. Under the plan, in consideration for remaining in our employ until his retirement (upon or after attaining age 65), Mr. Lundstrom will receive a supplemental benefit for a period of 15 years. Mr. Lundstrom's annual supplemental benefit will equal his average annual compensation (excluding bonuses and incentive compensation) during the three years of employment affording the highest average compensation, reduced by amounts paid under the retirement plan or any disability benefits paid by us, multiplied by 50%. If Mr. Lundstrom dies after he retires but before the supplemental benefits are paid for 15 years, the remaining supplemental benefits will be paid to his beneficiary or estate. In the event he dies before retirement, he will be covered by a split dollar life insurance agreement funded by us. The supplemental executive retirement plan requires Mr. Lundstrom to continue his services with us and not to compete with us in order to receive the benefits thereunder. The unfunded plan represents only a promise on our part to pay the benefits thereunder and is subject to the claims of our creditors.

     In the event of disability, we may pay an annual supplemental benefit for up to ten years or until (i) the discontinuance of such disability and employment is fully restored, (ii) Mr. Lundstrom becomes eligible for benefits provided at retirement under the plan, which benefits shall be exclusive of and in addition to any disability payments, or (iii) death.

     We have also implemented two additional supplemental executive retirement plans to provide for supplemental benefits to certain employees (initially Messrs. Lundstrom and Laphen) whose benefits under the employee stock ownership plan and the 401(k) Plan are reduced by limitations imposed by the Internal Revenue Code. The supplemental benefits will equal the amount of the additional benefits the participants would receive if there were no income limitations imposed by the Internal Revenue Code. From time to time, our Board of Directors will designate which employees may participate in these additional supplemental executive retirement plans. We may establish a grantor trust in connection with the plan to satisfy our obligations under the plans. The assets of the grantor trust would be subject to the claims of our general creditors in the event of our insolvency. The grantor trust would be permitted to invest in a wide-variety of investments, including TierOne Corporation common stock.

     Deferred Compensation Arrangements. We currently maintain deferred compensation arrangements with approximately 16 individuals, including some former employees who currently receive benefits pursuant to such arrangements. The deferred compensation arrangements were established to reward employees for their valuable services to us. Among the individuals with whom we maintain deferred compensation arrangements are Messrs. Witkowicz, Pfeil and Roschewski.

     The arrangements generally provide that the employees will receive a monthly benefit, beginning at their retirement, for a fixed number of years. The agreements require the employees to continue their employment with us until their retirement (other than as a result of death), or they will forfeit any benefit they had under the terms of the arrangement. In addition, the employee agrees that after his retirement, he will not engage nor become associated with any other employer engaged in competition with us, either directly or indirectly. The majority of the arrangements provide for a monthly benefit of approximately $100 to $600 for a period of 120 months.

     The deferred compensation arrangements are unfunded, represent only promises on our part to pay amounts in the future and are subject to the claims of our creditors. As of December 31, 2002, the approximate present value of the benefits payable pursuant to the 16 deferred compensation arrangements was $412,000.

Transactions With Certain Related Persons

     In accordance with applicable federal laws and regulations, TierOne Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as TierOne Bank, to its executive officers, directors and, to the extent otherwise permitted, principal shareholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (a) is widely available to employees of the institution and (b) does not give preference to any director, executive officer or principal shareholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features. TierOne Bank's policy is in compliance with Section 22(h) of the Federal Reserve Act.

_______________________________________________________________________________

                     REPORT OF THE COMPENSATION COMMITTEE
_______________________________________________________________________________


     The Compensation Committee of the Board is responsible for developing executive compensation policies for TierOne Corporation and TierOne Bank and for setting the compensation for the Chief Executive Officer and Chief Operating Officer. Executive officers of TierOne Corporation who hold identical positions with TierOne Bank do not receive any compensation for service as officers of TierOne Corporation. The Chief Executive Officer of TierOne Bank, under the direction and pursuant to the policies of the Compensation Committee, implements the executive compensation policies for the remainder of TierOne Bank's executive officers.

     The Compensation Committee of the Board is comprised entirely of independent outside directors. During the year ended December 31, 2002, the Compensation Committee met three times.

General Compensation Objectives and Policies

     The Committee seeks to ensure that:

     * the interests of TierOne Corporation's employees are aligned with those of its shareholders through potential stock ownership;
     * rewards are closely linked to company-wide and individual performance;
     * incentives are provided for executive officers to work towards achieving successful annual results as a step in fulfilling
     * TierOne Corporation's long-term operating results and strategic objectives; and
     * TierOne Bank and TierOne Corporation can attract, retain and motivate top performing executive officers in a cost effective manner for the long-term success of TierOne Corporation.

The Compensation Committee applies these objectives through a compensation structure comprised of both base salary and incentive-based compensation. Since a large part of total compensation is incentive based, a direct link is established between executive compensation and the long-term performance of TierOne Bank and the newly formed TierOne Corporation. In the future, the Compensation Committee will also focus on developing a long-term incentive compensation plan utilizing the proposed Option and Recognition Plans.

     In determining the broad general salary and benefit policies, and to arrive at base salary and bonus pay levels, the Compensation Committee utilizes outside consultants and labor market studies. The compensation survey information is drawn from both national and regional financial research organizations that report compensation practices and salary levels for executive positions at comparably sized financial institutions, specifically community banks and thrifts. The Compensation Committee's objective is to provide base salaries as well as the appropriate mix of total compensation that is reasonably competitive with total compensation paid by TierOne Corporation's peers as identified in such surveys. TierOne Corporation recently adopted updated compensation guidelines recommended by an outside national professional consulting firm in fiscal year 2002.

     The Compensation Committee considers a variety of subjective and objective factors in determining the performance evaluation of the Chief Executive Officer and Chief Operating Officer including (1) the performance of TierOne Corporation and TierOne Bank as a whole with emphasis on annual performance factors and long-term objectives, (2) performance of the executive officers reporting to them, and (3) other annual and long-term operating goals.

     The Compensation Committee uses the Management Incentive Compensation Plan which emphasizes profitability, return on average assets, net interest margin, non-performing asset ratios and operational efficiency (efficiency ratio) to determine bonus payments to the executive officers of TierOne Bank and TierOne Corporation. The Management Incentive Compensation Plan utilizes a comparison of TierOne Bank's performance to that of a peer group which includes community thrifts and savings banks of similar size, organizational complexity and structure.

     As a result of the conversion, the Compensation Committee will look to use various stock plans, in particular, the 2003 Stock Option Plan and the 2003 Recognition and Retention Plan and Trust Agreement being presented to shareholders at the Annual Meeting, to provide long-term incentive structures to align the executive officers' interests with those of shareholders and provide economic rewards commensurate with executive officers' performance.

Chief Executive Officer and Chief Operating Officer Compensation

     The compensation paid for the year ended December 31, 2002 to Gilbert G. Lundstrom, Chief Executive Officer of the TierOne Corporation and TierOne Bank and James A. Laphen, President and Chief Operating Officer of TierOne Corporation and TierOne Bank, reflects the considered judgment of the Compensation Committee embracing the policies and processes described above.

     Mr. Lundstrom's base salary was $491,521 for 2002, an increase of 4.0% over 2001. Mr. Laphen's base salary was $300,001 for 2002, an increase of 25.0% over 2001. In determining the Chief Executive Officer's and Chief Operating Officer's fiscal 2002 salary, the Compensation Committee considered salaries offered by stock savings institutions and banks nationwide as provided by the consultant study discussed above. The Compensation Committee also took into account the 15.5% growth in total assets, the 12.9% increase in TierOne Bank's retained earning between December 31, 2000 and December 31, 2001 as well as the 44.5% increase in net income for 2001 as compared to 2000. The Compensation Committee also considered Mr. Lundstrom's and Mr. Laphen's contributions in controlling TierOne Bank's operating expenses.

     Based upon attaining TierOne Bank's goals and targets as described in the Management Incentive Compensation Plan above, Mr. Lundstrom also earned a bonus of $368,641 or 75% of his base salary in 2002 and Mr. Laphen earned a bonus of $202,501 or 68% of his 2002 base salary.

                                                  Joyce Person Pocras
                                                  Campbell R. McConnell
                                                  Ann Lindley Spence

_______________________________________________________________________________

                               PERFORMANCE GRAPH
_______________________________________________________________________________

     TierOne Corporation completed its initial public offering on October 1, 2002, during which we sold an aggregate of 22,075,075 shares of our common stock at a price of $10.00 per share. The following graph represents $100 invested in our common stock at the $14.00 per share closing price of the common stock on the Nasdaq National Market on October 2, 2002, the date our common stock commenced trading on the Nasdaq. The graph demonstrates comparison of the cumulative total returns for the common stock of TierOne Corporation, the Russell 2000 Index and the SNL Securities $1B-$5B Thrift Index for the periods indicated.


                       [Total Return Performance Graph*]



                                                         Period Ending
                                                   --------------------------
Index                                              10/02/02          12/31/02
-----------------------------------------------------------------------------
TierOne Corporation                                 100.00            108.29
Russell 2000                                        100.00            106.75
SNL $1B-$5B Thrift Index                            100.00            103.32

____________________
*    Data derived from SNL Financial LC.

_______________________________________________________________________________

                     BENEFICIAL OWNERSHIP OF COMMON STOCK
                 BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
_______________________________________________________________________________



     The following table sets forth as of February 24, 2003, the voting record date, certain information as to the common stock beneficially owned by
(a) each person or entity, including any "group" as that term is used in
Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (b) the directors of TierOne Corporation, (c) certain executive officers of TierOne Corporation named in the Summary Compensation Table; and (d) all directors and executive officers of TierOne Corporation as a group.



                                                              Amount and Nature
                         Name of Beneficial                     of Beneficial
                         Owner or Number of                    Ownership as of          Percent of
                          Persons in Group                   February 24, 2003(1)      Common Stock
---------------------------------------------------------------------------------------------------
TierOne Corporation Employee Stock Ownership Plan Trust
1235 N Street
Lincoln, Nebraska 68508                                          1,806,006(2)              8.0%


Directors:
  James A. Laphen                                                   28,644(3)                *
  Gilbert G. Lundstrom                                             181,444(4)                *
  Campbell R. McConnell                                             50,000(5)                *
  Joyce Person Pocras                                               25,500(6)                *
  LaVern F. Roschewski                                              30,200(7)                *
  Ann Lindley Spence                                                50,000(8)                *


Other Named Executive Officers:
  Gale R. Furnas                                                    35,299(9)                *
  Larry L. Pfeil                                                    40,330(10)               *
  Eugene B. Witkowicz                                               35,351(11)               *


All Directors and Executive Officers of the
  Company and the Bank as a group (12 persons)                     549,466                 2.4%

_______________________________
*    Represents less than 1% of the outstanding stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The TierOne Corporation Employee Stock Ownership Plan Trust was established pursuant to the TierOne Corporation employee stock ownership plan by an agreement between TierOne Corporation and RSGroup Trust Company who acts as trustee of the plan.

                                        (footnotes continued on following page)

____________________

     As of December 31, 2002, a total of 37,625 shares held in the trust had been allocated to the accounts of participating employees. Under the terms of the employee stock ownership plan, the trustee votes all allocated shares held in the employee stock ownership plan in accordance
     with the instructions of the participating employees.   Allocated shares
     for which employees do not give instructions generally will not be voted, subject to the fiduciary duties of the trustee and unallocated shares generally are voted in the same ratio on any matter as to those shares for which instructions are given.

(3) Includes 25,850 shares held jointly with Mr. Laphen's wife, 50 shares held in Mr. Laphen's account in TierOne Bank's 401(k) savings plan, 444 shares which have been allocated to Mr. Laphen's account in the employee stock ownership plan and 2,300 shares held by Mr. Laphen in his IRA account.

(4) Includes 80,000 shares held jointly with Mr. Lundstrom's wife, 5,000 shares held in Mr. Lundstrom's account in TierOne Bank's 401(k) savings plan, 15,000 shares held in Mr. Lundstrom's IRA account, 81,000 shares held in two trusts in which Mr. Lundstrom's spouse has a pecuniary interest and 444 shares which have been allocated to Mr. Lundstrom's account in the employee stock ownership plan.

(5)  The 50,000 shares are held jointly with Mr. McConnell's wife.

(6) Includes 11,000 shares held by Ms. Pocras' husband, 2,500 shares held in Ms. Pocras' IRA account and 12,000 shares held in Ms. Pocras' account in TierOne Bank's 401(k) savings plan.

(7) Includes 30,000 shares held in Mr. Roschewski's account in TierOne Bank's 401(k) savings plan and 200 shares held in two trusts for the benefit of Mr. Roschewski's children of which Mr. Roschewski is a co-trustee.

(8)  The 50,000 shares are held jointly with Ms. Spence's husband.

(9) Includes 17,500 shares held jointly with Mr. Furnas' wife, 15,500 shares held in Mr. Furnas' account in TierOne Bank's 401(k) savings plan, 364 shares which have been allocated to Mr. Furnas' account in the employee stock ownership plan and 1,935 shares held by Mr. Furnas in his IRA account.

(10) Includes 40,000 shares are held in Mr. Pfeil's account in TierOne Bank's 401(k) savings plan and 330 shares allocated to Mr. Pfeil's account in the employee stock ownership plan.

(11) Includes 8,500 shares held jointly with Mr. Witkowicz's wife, 26,500 shares held in Mr. Witkowicz's account in TierOne Bank's 401(k) savings plan and 351 shares which have been allocated to Mr. Witkowicz's account in the employee stock ownership plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of TierOne Corporation's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of TierOne Corporation's common stock.

     Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2002, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

_______________________________________________________________________________

                 PROPOSAL TO ADOPT THE 2003 STOCK OPTION PLAN
_______________________________________________________________________________

General

     On February 28, 2003, the Board of Directors adopted the 2003 Stock Option Plan which is designed to attract and retain qualified officers and other employees, provide officers and other employees with a proprietary interest in TierOne Corporation as an incentive to contribute to our success and reward officers and other employees for outstanding performance. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the "options"). Options will be available for grant to officers, employees and directors of TierOne Corporation and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options. The Board of Directors believes that the Option Plan is in the best interest of TierOne Corporation and our shareholders. If shareholder approval is obtained, options to acquire shares of common stock will be awarded to officers, employees and directors of TierOne Corporation and TierOne Bank with an exercise price equal to the fair market value of the common stock on the date of grant.

Description of the Option Plan

     The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix B.

     Administration. The Option Plan will be administered and interpreted by a committee of the Board of Directors that is comprised solely of two or more non-employee directors of TierOne Corporation.

     Stock Options. Under the Option Plan, the Board of Directors or the committee will determine which employees, including officers, and non-employee directors (including directors emeritus and advisory directors) will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock. Under the Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of TierOne Corporation common stock shareholders).

     Under the Option Plan, options will become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant. The right to exercise will be cumulative. However, no vesting may occur on or after a participant's employment or service with TierOne Corporation or any of our subsidiaries is terminated for any reason other than his death or disability. Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with TierOne Corporation or a subsidiary company because of his death or disability or as of the effective date of our change in control. In addition, all stock options will become vested and exercisable in full as of the effective date of the optionee's retirement, provided that as of the date of such retirement: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Option Plan providing for such treatment has been approved by the shareholders of TierOne Corporation at a meeting of shareholders held more than one year after the consummation of the conversion of TierOne Bank.

     Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either: (1) ten years after its date of grant or (2) six months after the date on which the optionee's employment or service terminates, unless extended by the committee or the Board of Directors for a period of up to three years from such termination. Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with TierOne Corporation or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with TierOne Corporation following a change in control of TierOne Corporation without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death. In no event may any option be exercisable more than ten years from the date it was granted.

     Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, may be exercisable only by the optionee or his guardian or legal representative. However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee's spouse, children, step children, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals.
Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

     Payment for shares purchased upon the exercise of options may be made
(a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to TierOne Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or any combination of the foregoing. With respect to subclause (c) in the preceding sentence, the shares of common stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by TierOne Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option, or one year in the case of previously exercised incentive stock options.

     If the fair market value of a share of common stock at the time of exercise is greater than the exercise price per share, paying the exercise price using shares of already owned TierOne Corporation common stock would enable the optionee to acquire a number of shares of common stock upon exercise of the option, which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the committee or the Board of Directors) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of common stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (a) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (b) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver common stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

     Number of Shares Covered by the Stock Option Plan. A total of 2,257,508 shares of common stock have been reserved for future issuance pursuant to the Option Plan which is equal to 10% of the shares of common stock issued in connection with the conversion (including shares issued to TierOne Charitable Foundation) in October 2002. The Option Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Option Plan, respectively. Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Option Plan. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

     Term of the Stock Option Plan.  Unless sooner terminated, the Option
Plan shall continue in effect for a period of ten years from February 28, 2003 assuming approval of the Option Plan by our shareholders. Termination of the Option Plan shall not affect any previously granted options.

     Federal Income Tax Consequences. Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to TierOne Corporation at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and TierOne Corporation will be entitled to a deduction in the amount of income so recognized by the optionee.

     Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a Compensation Committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, shareholders in a separate vote prior to payment; and (d) prior to payment, the Compensation Committee must certify that the performance goals and any other material terms were in fact satisfied (the "certification requirement").

     Treasury regulations provide that compensation attributable to a stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (a) the grant is made by a Compensation Committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; and (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant. The certification requirement is not necessary if these other requirements are satisfied.

     The Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to stock options granted under the Stock Option Plan in accordance with the foregoing requirements will be fully deductible under
Section 162(m) of the Internal Revenue Code. If the non-excluded compensation of a covered executive exceeded $1.0 million, however, compensation attributable to other compensation, may not be fully deductible unless the grant or vesting of such other compensation is contingent on the attainment of a performance goal determined by a Compensation Committee meeting specified requirements and disclosed to and approved by the shareholders of TierOne Corporation. The Board of Directors believes that the likelihood of any impact on TierOne Corporation from the deduction limitation contained in
Section 162(m) of the Internal Revenue Code is remote at this time.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. TierOne Corporation anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to TierOne Corporation's financial statements (both its annual audited financial statements as well as its interim period financial statements) to show what net income and earnings per share would have been if the fair value method had been utilized. If TierOne Corporation, however, elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

     In December 2002, the FASB issued Statement No. 148, "Accounting for Stock-Based Compensation --Transition and Disclosure, an amendment of FASB Statement No. 123." Statement No. 148 amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.

     Shareholder Approval. No options will be granted under the Option Plan unless the Option Plan is approved by shareholders. Shareholder ratification of the Option Plan will also satisfy The Nasdaq Stock Market listing and federal tax requirements.

     Options to be Granted. The Board of Directors of TierOne Corporation adopted the Option Plan, and the committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of TierOne Corporation and TierOne Bank. At the present time, no specific determination has been made as to allocation of grants. The committee is also considering awarding options to certain non-executive officers and employees of TierOne Bank.

          The Board of Directors recommends that you vote FOR adoption of the 2003 Stock Option Plan.

_______________________________________________________________________________

                  PROPOSAL TO ADOPT THE 2003 RECOGNITION AND
                      RETENTION PLAN AND TRUST AGREEMENT
_______________________________________________________________________________


General

     The Board of Directors has adopted the 2003 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable TierOne Corporation to provide officers, employees and directors with a proprietary interest in TierOne Corporation and as an incentive to contribute to its success. Officers, employees and directors of

TierOne Corporation and TierOne Bank who are selected by the Board of Directors of TierOne Corporation or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition Plan. If shareholder approval is obtained, shares will be granted to officers, employees and directors as determined by the committee or the Board of Directors.

Description of the Recognition Plan

     The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix C.

     Administration. A committee of the Board of Directors of TierOne Corporation will administer the Recognition Plan, which shall consist of two or more members of the Board, each of whom shall be a non-employee director of TierOne Corporation. The members of the committee will also serve as initial trustees of the trust established pursuant to the Recognition Plan. The trustees will have the responsibility to invest all funds contributed by TierOne Corporation to the Trust.

     Upon shareholder approval of the Recognition Plan, TierOne Corporation will contribute sufficient funds to the Recognition Plan Trust so that the Trust can purchase a number of shares of common stock equal to 4% of the common stock issued in connection with the conversion (including shares contributed to the TierOne Charitable Foundation) completed in October 2002, or 903,003 shares. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although TierOne Corporation reserves the right to issue previously unissued shares or treasury shares to the Recognition Plan. The issuance of new shares by TierOne Corporation would be dilutive to the voting rights of existing shareholders and to TierOne Corporation's book value per share and earnings per share.

     Grants. Shares of common stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all shareholder rights with respect to shares which have been earned and allocated under the Recognition Plan. In addition, recipients of shares of restricted stock that have been granted pursuant to the Recognition Plan that have not yet been earned and distributed (other than shares granted pursuant to Performance Share Awards (as defined below)) are entitled to direct the trustees of the Trust as to the voting of such shares on the recipient's behalf. However, until such shares have been earned and allocated, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards (except Performance Share awards) will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the Trust receives the dividends with respect to unearned Performance Share Awards, any cash dividends declared with respect to them will be held in the Trust for the benefit of the recipients of such Performance Shares Awards and such dividends will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the Performance Share Awards do become earned.

     If a recipient terminates employment or service with TierOne Corporation for reasons other than death or disability, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with TierOne Corporation or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with TierOne Corporation or any subsidiary and shall be distributed as soon as practicable thereafter. In the event of a change in control of TierOne Corporation, all shares subject to an award shall be deemed earned as of the effective date of such change in control. In addition, in the event that a recipient's employment or service with TierOne Corporation or any subsidiary terminates due to retirement, all shares subject to an award held by a recipient shall be deemed earned as of the recipient's last day of employment with or service to TierOne Corporation or any subsidiary and shall be distributed as soon as practicable thereafter, provided that as of the date of such retirement: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the

Recognition Plan providing for such treatment has been approved by the shareholders of TierOne Corporation at a meeting of shareholders held more than one year after the consummation of the conversion.

     Performance Share Awards. The Recognition Plan provides the committee with the ability to condition or restrict the vesting or exercisability of any Recognition Plan award upon the achievement of performance targets or goals as set forth under the Recognition Plan. Any Recognition Plan award subject to such conditions or restrictions is considered to be a "Performance Share Award." Subject to the express provisions of the Recognition Plan and as discussed in this paragraph, the committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Recognition Plan, as may be determined from time to time by the committee. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Internal Revenue Code. Accordingly, the performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below). Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the committee on the basis of such further considerations as the committee in its sole discretion shall determine.

     Subject to shareholder approval of the Recognition Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either TierOne Corporation as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth. To the extent the committee considers granting a Performance Share Award, it may engage outside compensation consultants to assist it in establishing such performance-based targets.

     Federal Income Tax Consequences. Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. TierOne Corporation will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

     Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a Compensation Committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by shareholders in a separate vote prior to payment; and (d) prior to payment, the Compensation Committee must certify that the performance goals and any other material terms were in fact satisfied.

     The Recognition Plan has been designed to meet the requirements of
Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to Performance Share Awards granted under the Recognition Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code. The Board of Directors believes that the likelihood of any impact on TierOne Corporation from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. For a discussion of Statement of Financial Accounting Standards No. 123, see "Proposal to Adopt the 2003 Stock Option Plan - Description of the Stock Option Plan - Accounting Treatment." Under the intrinsic value method, TierOne Corporation will recognize a compensation expense as shares of common stock granted pursuant to the Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing TierOne Corporation's compensation expense.

     Shareholder Approval. No awards will be granted under the Recognition Plan unless the Recognition Plan is approved by our shareholders.

     Shares to be Granted. The Board of Directors of TierOne Corporation adopted the Recognition Plan and the committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of TierOne Corporation and TierOne Bank. The Recognition Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition Plan. Although, the committee expects to act promptly after receipt of shareholder approval to issue awards under the Recognition Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

     The Board of Directors recommends that you vote FOR adoption of the 2003 Recognition and Retention Plan and Trust Agreement.

_______________________________________________________________________________

                    RATIFICATION OF APPOINTMENT OF AUDITORS
_______________________________________________________________________________

     The Audit Committee of the Board of Directors of TierOne Corporation has appointed KPMG LLP, independent certified public accountants, to perform the audit of our financial statements for the year ending December 31, 2003, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

     We have been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with TierOne Corporation or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. KPMG LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint KPMG LLP as our auditors, TierOne Corporation's Audit Committee considered whether the provision of services, other than auditing services, by KPMG LLP is compatible with maintaining the auditors' independence. In addition to performing auditing services as well as reviewing TierOne Corporation's public filings, our auditors performed tax-related services, including the completion of TierOne Corporation's corporate tax returns, in fiscal 2002. The Audit Committee believes that KPMG LLP's performance of these other services is compatible with maintaining the auditor's independence.

Audit Fees

     The aggregate amount of fees billed by KPMG LLP for its audit of TierOne Corporation's annual financial statements for fiscal 2002 and for its reviews of TierOne Corporation's unaudited interim financial statements included in the Forms 10-Q filed by us during fiscal 2002 was $87,000.

Financial Information Systems Design and Implementation

     We did not engage or pay any fees to KPMG LLP with respect to the provision of financial information systems design and implementation services during fiscal 2002.

All Other Fees

     The aggregate amount of fees billed by KPMG LLP for all other services rendered to TierOne Corporation during fiscal 2002 was $368,380. The majority of these services were related to the conversion to stock form of organization of TierOne Bank completed during the fiscal year with a lesser amount attributable to the provision of tax related services, audit of our employee benefit plans and a cost segregation study.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003.

_______________________________________________________________________________

                         REPORT OF THE AUDIT COMMITTEE
_______________________________________________________________________________


     The functions of the TierOne Corporation Audit Committee include the following: performing all duties assigned by the Board of Directors; selecting our independent auditors; reviewing with TierOne Corporation's management and our independent public accountants the financial statements issued by TierOne Corporation and TierOne Bank pursuant to federal regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

     The Audit Committee has reviewed and discussed TierOne Corporation's audited financial statements with management. The Audit Committee has discussed with TierOne Corporation's independent auditors, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with KPMG LLP, the independent auditors' independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in TierOne Corporation's Annual Report on Form 10-K for fiscal year 2002 for filing with the Securities and Exchange Commission.

                                               Campbell R. McConnell
                                               Ann Lindley Spence
                                               Joyce Person Pocras

_______________________________________________________________________________

                            STOCKHOLDER PROPOSALS
_______________________________________________________________________________

     Any proposal which a shareholder wishes to have included in the proxy materials of TierOne Corporation relating to the next annual meeting of shareholders of TierOne Corporation, which is currently expected to be held in May 2004, must be received at the principal executive offices of TierOne Corporation, 1235 N Street, Lincoln, Nebraska 68508, Attention: Eugene B. Witkowicz, Corporate Secretary, no later than November 10, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in TierOne Corporation's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.14 of TierOne Corporation's Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by November 10, 2003. The notice must include the information required by Section 2.14 of our Bylaws.


_______________________________________________________________________________

                              ANNUAL REPORTS
_______________________________________________________________________________

     A copy of TierOne Corporation's Annual Report to Shareholders for the year ended December 31, 2002 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, we will furnish to any shareholder without charge a copy of TierOne Corporation's Annual Report on Form 10-K for fiscal 2002 required to be filed with the SEC. Such written requests should be directed to Mr. Edward J. Swotek, TierOne Corporation, 1235 N Street, Lincoln, Nebraska 68508. The Form 10-K is not part of the proxy solicitation materials.


_______________________________________________________________________________

                              OTHER MATTERS
_______________________________________________________________________________

     Management is not aware of any business to come before the annual meeting other than the matters described above in this Proxy Statement.
However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by TierOne
Corporation.   TierOne Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of TierOne Corporation's common stock. In addition to solicitations by mail, directors, officers and employees of TierOne Corporation may solicit proxies personally or by telephone without additional compensation. We have also engaged Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $7,500.00, plus reimbursement of out-of-pocket expenses.

                                                                     APPENDIX A

                             TierOne Corporation

                             AMENDED & RESTATED
                           AUDIT COMMITTEE CHARTER
                           AS OF JANUARY 23, 2003


I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     *    Appoint the Company's independent auditors.
     * Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, legal, and regulatory compliance.
     * Monitor the qualifications, independence, and performance of the Company's independent auditors and internal auditing department.
     * Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary within the Audit Committee's scope of responsibilities.

     The Audit Committee shall be directly responsible for appointing, determining funding for, and overseeing the independent auditors in accordance with Section 301 of the Sarbanes-Oxley Act of 2002 (the "Act").

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the NASDAQ Stock Exchange (the "Nasdaq"). The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent, as such term is defined in the Rules of the Nasdaq, free from any relationship that would interfere with the exercise of his or her independent judgment. In order to maintain independent judgment, Audit Committee members are prohibited from receiving any consulting, advisory, or other compensatory fee from the Company, other than payment for board or committee service, and Audit Committee members are prohibited from owning 20% or more of the Company's voting securities. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment, and at least one member of the Committee shall have accounting or related financial management expertise within the meaning of Rules of the Nasdaq.

     Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors no less than quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures. In addition, the Committee Chair or another member of the Committee selected thereby should review the Company's earnings releases with management and the independent auditors prior to their release.

III. Audit Committee Responsibilities and Duties

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval. Have the charter published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements and unaudited interim financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles including critical accounting policies, practices, and judgments (see Item 10).

3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

4. Review with management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution of the Quarterly Report on Form 10-Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see Item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5. The Audit Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation, and termination of the independent auditors (subject, if applicable, to shareholder ratification). The independent auditors report directly to the Audit Committee and the Audit Committee will be responsible for the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Audit Committee shall also review the independence of the auditors.

6. All auditing services and all non-audit services, which are not prohibited by law, shall be pre-approved by the Audit Committee pursuant to such processes as are determined to be advisable.
     Exception - The pre-approval requirement set forth in the first sentence above, shall not be applicable with respect to the provision of non-audit services, if:
          (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the calendar year in which the non-audit services are provided;
          (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and
          (iii)such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.
     Delegation - The Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

     The pre-approval policies and procedures will be disclosed in the Company's proxy statements and annual reports in the manner directed by the regulations of the SEC or the Rules of the Nasdaq, as applicable.

7. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Consider whether the provision of any non-audit services by the independent auditors is compatible with maintaining the auditor's independence.

8. Review the independent auditors' audit plan including discussions of audit scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61 and obtain the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Prior to releasing the year-end earnings, obtain a report from the independent auditors containing (a) all critical accounting policies used by the Company, (b) alternative accounting treatments that have been discussed with management along with the potential ramifications of using those alternatives, and (c) other written communications provided by the independent auditor to management, such as any management letter and schedule of unadjusted audit differences.

11. Require independent auditor partner (including both the audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit) rotation for a period of no less than five years after each such partner serves in this capacity for five years.

12. Ensure no former upper level employees of the independent auditor who could influence the independent auditor serve in an accounting role or financial reporting oversight role of the Company, as such terms are defined by the regulation.

13. Inquire of the independent auditors whether any member of the audit engagement team received bonuses or incentive compensation based on the sale of non-audit products or services to the Company, which is prohibited by the Act and the provisions of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated there under.

14. Review the audit engagement team to determine appropriate qualifications as well as to determine whether any members would be disqualified under the independence provisions of the Exchange Act and the regulations promulgated there under, including, but not limited to, Regulation S-X.

15. Ensure that the Company provides the required proxy statement and annual report disclosure of the fees paid to the independent auditors.

Internal Audit Department

16.  Review the annual internal audit plan and recommend any changes.

17. Review the activities, organizational structure, and qualifications of the internal audit department, as needed.

18. Review the appointment, performance, and replacement of the senior internal audit executive.

19. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

Other Audit Committee Responsibilities

20. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report must be included in the Company's annual proxy statement. The Audit Committee will also make a specific recommendation, disclosed in the proxy statement, whether or not the Company's audited financial statements be included in the Company's annual report to shareholders.

21. Establish procedures for the receipt, retention, and treatment of internal and external complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. In establishing such procedures, the Committee must provide for the ability of the Company's employees to submit by confidential, anonymous submission any concerns regarding questionable accounting or auditing matters.

22. Review and approve all related-party transactions (e.g. Company transactions with any director or executive officer of the Company or any Company security holder with more than five percent of the voting securities, including immediate family members or associates or affiliates of any of the above).

23. Perform any other activities consistent with this Charter, the Company's Articles of Incorporation and By-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

24. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                                                     APPENDIX B

                            TierOne Corporation
                           2003 STOCK OPTION PLAN

                                 ARTICLE I
                         ESTABLISHMENT OF THE PLAN

     TierOne Corporation (the "Corporation") hereby establishes this 2003 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                ARTICLE II
                           PURPOSE OF THE PLAN

     The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

                                ARTICLE III
                                DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

     3.01 "Bank" means TierOne Bank, the wholly owned subsidiary of the Corporation.

     3.02 "Beneficiary" means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Optionee's surviving spouse, if any, or if none, his estate.

     3.03 "Board" means the Board of Directors of the Corporation.

     3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. Section 574.4, or any successor thereto, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. Section 574.3(c)(vii), or any successor thereto; (ii) an event that would be required to be reported in response to either Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act, or any successor to such respective items, whether or not any class of securities of the Corporation is registered under the Exchange Act;
(iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities except for any securities purchased by the Corporation or the Bank; or (iv) during any period of thirty-six consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of Directors of

                                     B-1



the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     3.05 "Code" means the Internal Revenue Code of 1986, as amended.

     3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director (i) as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto, and (ii) within the meaning of Section 162(m) of the Code or any successor thereto.

     3.07 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

     3.08 "Director" means a member of the Board of Directors of the Corporation or a Subsidiary Corporation or any successors thereto, including Non-Employee Directors as well as Officer and Employees serving as Directors.

     3.09 "Director Emeritus" and "Advisory Director" means a person appointed to serve in such capacity by the Board of either the Corporation or the Bank or the successors thereto.

     3.10 "Disability" means any physical or mental impairment which qualifies an Optionee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Optionee for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

     3.11 "Effective Date" means the day upon which the Board adopts this Plan.

     3.12 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

     3.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.14 "Exercise Price" means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

     3.15 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Option is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

     3.16 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

     3.17 "Non-Employee Director" means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director or a Director

                                     B-2



Emeritus of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director, Advisory Director or Director Emeritus, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

     3.18 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

     3.19 "Offering" means the offering of Common Stock to the public during 2002 in connection with the conversion of the Bank from the mutual to the stock form of organization and the issuance of the capital stock of the Bank to the Corporation.

     3.20 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

     3.21 "OTS" means the Office of Thrift Supervision.

     3.22 "Option" means a right granted under this Plan to purchase Common
Stock.

     3.23 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

     3.24 "Retirement" means:

     (a) A termination of employment which constitutes a "retirement" at the "normal retirement age" or later under the TierOne Bank Savings Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute "retirement" under the TierOne Bank Savings Plan, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director.

     (b) With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including service as a Director Emeritus or Advisory Director to the Corporation or any Subsidiary Company) after reaching age 65 and having served as a member of the Board Directors of the Corporation and/or the Bank for a period of 10 years or more.

     3.25 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

                                 ARTICLE IV
                         ADMINISTRATION OF THE PLAN

     4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations, include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being

                                     B-3



acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

     4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

     4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws or the Bank's Charter and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

     4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.05 Compliance with Law and Regulations. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

     4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                     B-4



                                  ARTICLE V
                                 ELIGIBILITY

     Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

                                 ARTICLE VI
                       COMMON STOCK COVERED BY THE PLAN

     6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 2,257,508. None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares available under this Plan.

     6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                ARTICLE VII
                              DETERMINATION OF
                      OPTIONS, NUMBER OF SHARES, ETC.

     The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him.

                                ARTICLE VIII
                                   OPTIONS

     Each Option granted hereunder shall be on the following terms and conditions:

     8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

                                     B-5



     8.02 Option Exercise Price.

     (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

     (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

     8.03 Vesting and Exercise of Options.

     (a) General Rules. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant and an additional 20% shall vest on each successive anniversary of the date the Option was granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee's employment or service as a Non-Employee Director (which, for purposes hereof, shall include service as a Director Emeritus or Advisory Director) with the Corporation or any of the Subsidiary Companies is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

     (b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as a Director Emeritus or Advisory Director) because of his death or Disability or as of the effective date of a Change in Control. All Options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company due to Retirement if as of the date of such Retirement (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by the shareholders of the Corporation at a meeting of shareholders held more than one year after the consummation of the Offering.

     8.04 Duration of Options.

     (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six
(6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise to a period not exceeding three (3) years. In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of Optionee's status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

     (b) Exception for Termination Due to Disability, Retirement, Change in Control or Death. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and
(ii) if a

                                     B-6



Non-Employee Director terminates his service as a director (including service as an Advisory Director or Director Emeritus) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

     Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

     If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one
(1) year period following his death, to exercise such Options.

     In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

     8.05 Nonassignability.  Options shall not be transferable by an
Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly
established trust for the benefit of one or more of these individuals.   For
purposes hereof, "immediate family" includes but is not necessarily limited to, the Participant's spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

     8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option (or one year in the case of previously exercised Incentive Stock Options).

     8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his

                                     B-7



name is recorded on the Corporation's shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

     8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

          (a) Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

          (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under
Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

          (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

                                 ARTICLE IX
                      ADJUSTMENTS FOR CAPITAL CHANGES

     The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall

                                     B-8



be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement. In addition, notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Options may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, providing that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding Incentive Stock Options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new Incentive Stock Options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding stock options shall be made.

                                 ARTICLE X
                   AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to regulations of the OTS and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by
Article IX hereof or except as specifically authorized herein.

     Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Company's capitalization).

                                 ARTICLE XI
                             EMPLOYMENT RIGHTS

     Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

                                ARTICLE XII
                                WITHHOLDING

     12.01     Tax Withholding.   The Corporation may withhold from any cash
payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

     12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the

                                     B-9



retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.

                                ARTICLE XIII
                             DEFERRED PAYMENTS

     13.01 Deferral of Options. Notwithstanding any other provision of this Plan, an Optionee may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any Non-Qualified Option not transferred under the provisions of Section 8.05.

     13.02     Timing of Election.   The election to defer the delivery of the
proceeds from any eligible Non-Qualified Option must be made at least six (6) months prior to the date such Option is exercised or at such other time as the Committee may specify. Deferrals of eligible Non-Qualified Options shall only be allowed for exercises of Options that occur while the Optionee is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the proceeds from an eligible Non-Qualified Option shall be irrevocable as long as the Optionee remains an Employee and/or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

     13.03 Stock Option Deferral. The deferral of the proceeds of Non-Qualified Options may be elected by an Optionee subject to the rules and regulations established by the Committee.

     13.04 Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of a Participant's deferred Option account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Optionee. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Optionee that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Code and the regulations promulgated thereunder.

     13.05 Assignability. No rights to deferred Option accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an Optionee may designate a beneficiary pursuant to any rules established by the Committee.

     13.06 Unfunded Status. No Optionee or other person shall have any interest in any fund or in any specific asset of the Corporation or any of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Optionee or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve or trust or make any investment for the purpose of satisfying the obligations created under this
Article XIII of the Plan; provided, however, that no Optionee or other person shall have any interest in such reserve, trust or investment.

                                ARTICLE XIV
                      EFFECTIVE DATE OF THE PLAN; TERM

     14.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XV hereof.

                                     B-10



     14.02 Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

                                  ARTICLE XV
                             SHAREHOLDER APPROVAL

     The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, and (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq National Market.

                                 ARTICLE XVI
                                MISCELLANEOUS

     16.01 Governing Law. To the extent not governed by Federal law, this Plan shall be construed under the laws of the State of Nebraska.


















                                     B-11




                                                                     APPENDIX C

                             TierOne Corporation
           2003 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

                                  ARTICLE I
                     ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 TierOne Corporation (the "Corporation") hereby establishes the
2003 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 2003 Recognition and Retention Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                  ARTICLE II
                             PURPOSE OF THE PLAN

     The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary
Companies and as an incentive to make such contributions in the future.   Each
Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

                                 ARTICLE III
                                 DEFINITIONS

     The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

     3.01 "Bank" means TierOne Bank, the wholly owned subsidiary of the Corporation.

     3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     3.03 "Board" means the Board of Directors of the Corporation.

     3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. Section 574.4, or any successor thereto, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. Section 574.3(c)(vii), or any successor thereto; (ii) an event that would be required to be reported in response to either Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act or any successor to such respective items, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities except for any securities purchased by the Corporation or the Bank; or (iv) during any period of thirty-six consecutive months during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     3.05 "Code" means the Internal Revenue Code of 1986, as amended.

     3.06 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

     3.07 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

     3.08 "Director" means a member of the Board of Directors of the Corporation or a Subsidiary Corporation or any successors thereto, including Non-Employee Directors as well as Officer and Employees serving as Directors.

     3.09 "Director Emeritus" and "Advisory Director" means a person appointed to serve in such capacity by the Board of either the Corporation or the Bank or the successors thereto.

     3.10 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

     3.11 "Effective Date" means the day upon which the Board adopts this Plan.

     3.12 "Employee" means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

     3.13 "Employer Group" means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

     3.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.15 "Non-Employee Director" means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director or a Director Emeritus of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director, Advisory Director or Director Emeritus, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

     3.16 "Offering" means the offering of Common Stock to the public during 2002 in connection with the conversion of the Bank from the mutual to the stock form of organization and the issuance of the capital stock of the Bank to the Corporation.

     3.17 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

     3.18 "Performance Share Award" means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

     3.19 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards "performance-based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

                    (i)    net income, as adjusted for non-recurring items;
                    (ii)   cash earnings;
                    (iii)  earnings per share;
                    (iv)   cash earnings per share;
                    (v)    return on average equity;
                    (vi)   return on average assets;
                    (vii)  assets;
                    (viii) stock price;
                    (ix)   total stockholder return;
                    (x)    capital;
                    (xi)   net interest income;
                    (xii)  market share;
                    (xiii) cost control or efficiency ratio; and
                    (xiv)  asset growth.

     3.20 "Plan Shares" or "Shares" means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

     3.21 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof, and includes Performance Share Awards.

     3.22 "Recipient" means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

     3.23 "Retirement" means:

     (a) A termination of employment which constitutes a "retirement" at the "normal retirement age" or later under the TierOne Bank Savings Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute "retirement" under the TierOne Bank Savings Plan, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as a Recipient continues to serve as a Non-Employee Director.

     (b) With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including service as a Director Emeritus or Advisory Director to the Corporation or any Subsidiary Company) after reaching age 65 and having served as a member of the Board Directors of the Corporation and/or the Bank for a period of 10 years or more.

     3.24 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

     3.25 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

                                  ARTICLE IV
                          ADMINISTRATION OF THE PLAN

     4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

     4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

     4.03 Revocation for Misconduct. Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws or the Bank's Charter and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

     4.04 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.05 Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or
shareholders as may be required.   The Corporation shall not be required to
issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

     4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

                                  ARTICLE V
                                CONTRIBUTIONS

     5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

     5.02 Investment of Trust Assets; Number of Plan Shares.  Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 903,003 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares available under this Plan.

                                  ARTICLE VI
                           ELIGIBILITY; ALLOCATIONS

     6.01 Awards. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

     6.02 Form of Allocation. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

     6.03 Allocations Not Required to any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.

                                ARTICLE VII
           EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 Earning Plan Shares; Forfeitures.

          (a)  General Rules.  Subject to the terms hereof, Plan Share
Awards granted shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as a Director Emeritus or Advisory Director) is terminated prior to the fifth (5th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

          (b)  Exception for Terminations Due to Death, Disability or
Change in Control. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as a Director Emeritus or Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as a Director Emeritus or Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter. Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

          (c) Exception for Retirement. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned on the date a Recipient terminates his employment or service as a Non-Employee Director (including for purposes hereof service as a Director Emeritus or Advisory Director) with the Corporation or a Subsidiary Company due to Retirement if, as of the date of such Retirement (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by shareholders of the Corporation at a meeting of the shareholders held more than one (1) year after the consummation of the Offering.

     7.02 Distribution of Dividends. Any cash dividends (including special large and nonrecurring dividends and including any that has the effect of a return of capital to the Corporation's shareholders) or stock dividends declared in respect of each unvested Plan Share Award (excluding any unearned Performance Share Awards) then held by the Trust will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Trust's receipt thereof to the Recipient on whose behalf such Plan Share is then held by the Trust. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Performance Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Performance Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Performance Share Awards become earned.

     7.03 Distribution of Plan Shares.

          (a)  Timing of Distributions:  General Rule.   Subject to the
provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

          (b) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

          (c) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

          (d) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

     7.04 Voting of Plan Shares. After a Plan Share Award (other than a Performance Share Award) has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award and shares subject to Performance Share Awards which have not yet vested and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

     7.05 Performance Awards

          (a) Designation of Performance Share Awards. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code, or any successor thereto and with OTS Regulatory Bulletin 27a and Thrift Activities Handbook Section 310, or any successors thereto.

          (b) Timing of Grants. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

          (c) Restrictions on Grants. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

          (d) Rights of Recipients. Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

          (e) Nontransferable. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.


          (f) Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

                                ARTICLE VIII
                                   TRUST

     8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

          (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

          (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

          (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

          (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

          (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

          (f) To employ brokers, agents, custodians, consultants and accountants.

          (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

          (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

     8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

     8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                  ARTICLE IX
                              DEFERRED PAYMENTS

     9.01 Deferral of Plan Shares. Notwithstanding any other provision of this Plan, any Recipient may elect, with the approval of the Committee and consistent with any rules and regulations established by the Board, to defer the receipt of Plan Shares granted hereunder.

     9.02 Timing of Election. The election to defer the delivery of any Plan Shares must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Shares. Deferrals of eligible Plan Shares shall only be allowed for Plan Share Awards for which all applicable restrictions lapse while the Recipient is in active service with the Corporation or one of the Subsidiary Companies. Any election to defer the proceeds from an eligible Plan Share Award shall be irrevocable as long as the Recipient remains an Employee or a Non-Employee Director.

      9.03 Share Award Deferral. The deferral of Plan Share Awards may be elected by a Recipient subject to the rules and regulations established by the Committee. Any shares covered by such deferred Plan Share Awards may be transferred from this Plan to any trust created by the Bank.

      9.04 Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of a Participant's deferred Plan Share Award account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Recipient. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Recipient that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Code and the regulations promulgated thereunder.

     9.05 Assignability. No rights to deferred Recipient accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that a Recipient may designate a beneficiary pursuant to any rules established by the Committee.

     9.06 Unfunded Status. No Recipient or other person shall have any interest in any fund or in any specific asset of the Corporation or any of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Recipient or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve or trust or make any investment for the purpose of satisfying the obligations created under this
Article IX of the Plan; provided, however, that no Recipient or other person shall have any interest in such reserve, trust or investment.

                                  ARTICLE X
                                MISCELLANEOUS

     10.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any unvested Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

     10.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient regardless of whether or not such Plan Share Award had otherwise been earned under the service requirements set forth in Article VII. Notwithstanding any other provision of the Plan, this Plan may not be terminated until such time as all Plan Shares held by the Trust have been awarded to Plan Recipients and shall be deemed to be earned prior to the time of termination.

     10.03 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

     10.04 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

     10.05 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Nebraska.

     10.06 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation's shareholders.

     10.07 Term of Plan. This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

     10.08 Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 28th day of February, 2003.


TIERONE CORPORATION                           TRUSTEES:



By:  /s/ Gilbert G. Lundstrom                 /s/ Joyce Person Pocras
     ------------------------------           ----------------------------
     Gilbert G. Lundstrom                     Joyce Person Pocras
     Chairman of the Board and
        Chief Executive Officer


                                              /s/ Campbell R. McConnell
                                              ----------------------------
                                              Campbell R. McConnell

                   ANNUAL MEETING OF SHAREHOLDERS OF

                          TIERONE CORPORATION

                             APRIL 23, 2003






                       PLEASE DATE, SIGN AND MAIL
                         YOUR PROXY CARD IN THE
                        ENVELOPE PROVIDED AS SOON
                              AS POSSIBLE.






           Please detach and mail in the envelope provided.

--------------------------------------------------------------------------
The Board of Directors recommends that you vote "FOR" all of the nominees listed below and "FOR" Proposals 2, 3 and 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------

1. TO ELECT DIRECTORS: For one-year terms expiring in 2004, For two-year terms expiring in 2005 and For three-year terms expiring in 2006.

        NOMINEES:
[ ] FOR ALL NOMINEES   () LaVern F. Roschewski      one-year term, 2004
                       () Ann Lindley Spence        one-year term, 2004
[ ] WITHOLD AUTHORITY  () James A. Laphen           two-year term, 2005
    FOR ALL NOMINEES   () Campbell R. McConnell     two-year term, 2005
[ ] FOR ALL EXCEPT     () Gilbert G. Lundstrom      three-year term, 2006
                       () Joyce Person Pocras       three-year term, 2006
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominees(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (*)



--------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.                  [ ]

                                                      FOR  AGAINST  ABSTAIN
2.  PROPOSAL to adopt the 2003 Stock Option Plan      [ ]     [ ]     [ ]
3.  PROPOSAL to adopt the 2003 Recognition and
Retention Plan and Trust Agreement.                   [ ]     [ ]     [ ]
4.  PROPOSAL to ratify the appointment of the
independent auditors.                                 [ ]     [ ]     [ ]
5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This card also constitutes your voting instructions for shares held in the TierOne Bank 401(k) Savings Plan and the TierOne Corporation ESOP and the undersigned hereby authorizes the respective Trustees of such Plans to vote the shares allocated to the undersigned's account(s) as provided herein. Unvoted shares in the TierOne Bank 401(k) Savings Plan will be voted in the same manner and proportion as the shares of commmon stock held in such Plan for which voting instructions from participants are received. Shares held in the TierOne Corporation ESOP allocated to participants' accounts will generally not be voted unless the proxy/voting instruction card is returned.

Signature of Shareholder
and/or Plan Participant__________________   Date:__________
Signature of Shareholder__________________  Date:__________

Note:  Please sign exactly as your name or names appear on this Proxy.
When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation , please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.








                      PROXY/VOTING INSTRUCTION BALLOT
                           TIERONE CORPORATION
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 OF TIERONE CORPORATION FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO
                         BE HELD ON APRIL 23, 2003


     The undersigned hereby appoints the Board of Directors of TierOne Corporation or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of TierOne Corporation held of record by the undersigned on February 24, 2003 at the Annual Meeting of Shareholders to be held in the Regents A Room at Embassy Suites Hotel, located at 1040 P Street, Lincoln, Nebraska on April 23, 2003, at 10:00 a.m., Central Daylight Time, or at any adjournment thereof. The shares of TierOne Corporation's common stock will be voted as specified. If not otherwise specified, this proxy/voting instruction card will be voted for the Board of Directors' nominees, for each of the other proposals presented and otherwise at the discretion of the proxies. You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting.

               (Continued and to be signed on the reverse side)




                   ANNUAL MEETING OF SHAREHOLDERS OF

                          TIERONE CORPORATION

                             APRIL 23, 2003


                          VOTING INSTRUCTIONS


MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
                               -OR-
TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

COMPANY NUMBER _________
ACCOUNT NUMBER _________
CONTROL NUMBER _________





           Please detach and mail in the envelope provided.

20633030000000000000 0                         042303

--------------------------------------------------------------------------
The Board of Directors recommends that you vote "FOR" all of the nominees listed below and "FOR" Proposals 2, 3 and 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------

1. TO ELECT DIRECTORS: For one-year terms expiring in 2004, For two-year terms expiring in 2005 and For three-year terms expiring in 2006.

        NOMINEES:
[ ] FOR ALL NOMINEES   () LaVern F. Roschewski      one-year term, 2004
                       () Ann Lindley Spence        one-year term, 2004
[ ] WITHOLD AUTHORITY  () James A. Laphen           two-year term, 2005
    FOR ALL NOMINEES   () Campbell R. McConnell     two-year term, 2005
[ ] FOR ALL EXCEPT     () Gilbert G. Lundstrom      three-year term, 2006
                       () Joyce Person Pocras       three-year term, 2006
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominees(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (*)



--------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.                  [ ]

                                                      FOR  AGAINST  ABSTAIN
2.  PROPOSAL to adopt the 2003 Stock Option Plan      [ ]     [ ]     [ ]
3.  PROPOSAL to adopt the 2003 Recognition and
Retention Plan and Trust Agreement.                   [ ]     [ ]     [ ]
4.  PROPOSAL to ratify the appointment of the
independent auditors.                                 [ ]     [ ]     [ ]
5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This card also constitutes your voting instructions for shares held in the TierOne Bank 401(k) Savings Plan and the TierOne Corporation ESOP and the undersigned hereby authorizes the respective Trustees of such Plans to vote the shares allocated to the undersigned's account(s) as provided herein. Unvoted shares in the TierOne Bank 401(k) Savings Plan will be voted in the same manner and proportion as the shares of commmon stock held in such Plan for which voting instructions from participants are received. Shares held in the TierOne Corporation ESOP allocated to participants' accounts will generally not be voted unless the proxy/voting instruction card is returned.

Signature of Shareholder
and/or Plan Participant__________________   Date:__________
Signature of Shareholder__________________  Date:__________

Note:  Please sign exactly as your name or names appear on this Proxy.
When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation , please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.





                    [TierOne Corporation Letterhead]

March 10, 2003


To:  All TierOne Bank ESOP and/or 401(k) Savings Plan Participants

In the next few days, you will receive TierOne Corporation's first annual report, Proxy Statement and other materials which describe a proxy solicitation in connection with proposals to be considered at our upcoming Annual Meeting of Shareholders of TierOne Corporation to be held April 23, 2003.

As a participant in TierOne Corporation's ESOP and/or TierOne Bank's 401(k) Savings Plan, you are permitted to direct the voting of shares of TierOne Corporation allocated to your account(s). I urge you to take advantage of the opportunity to direct the manner in which shares of common stock of TierOne Corporation will be voted.

Included with your annual report will be a Proxy Statement which describes the items to be voted upon and a proxy/voting ballot which will permit you to vote the shares allocated to you under the ESOP and/or 401(k) Plan. You may receive multiple proxy/voting ballots depending if you have shares in the Employee Stock Ownership Plan, shares in the 401(k) Plan and any shares you own individually outside of these benefit plans.

It is important you vote each proxy/ballot you receive.

You may vote by telephone by calling 1-800-PROXIES or return your proxy/ballot in the envelope you received with your proxy materials for receipt no later than April 17, 2003.

If your voting instructions for shares held in the 401(k)
Plan are not received, the shares allocated to your account will be voted by the Trustee in the same proportion as shares of participants for which the Trustee has received directions. If your voting instructions for shares held in the ESOP are not received, the shares generally will not be voted by the Trustee.

Your vote is a means of actively participating in the governance of the affairs of TierOne Corporation. While I prefer you vote in the manner recommended by our Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please review these materials and promptly return all voting ballots so that all of your shares may be voted.

Thank you for taking time to be an active participant in TierOne Corporation and for your continued support and dedication.

Very truly yours,

/s/ Gilbert G. Lundstrom

Gilbert G. Lundstrom
Chairman of the Board and Chief Executive Officer